UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2015

WESTERN ASSET

MACRO OPPORTUNITIES FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Macro Opportunities Fund for the six-month reporting period ended April 30, 2015. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding Kenneth D. Fuller. I am honored to have been appointed to my new role. During my 27 year career with Legg Mason, I have seen the investment management industry evolve and expand. Throughout these changes, maintaining an unwavering focus on our shareholders and their needs has remained paramount.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 1, 2015

II	Western Asset Macro Opportunities Fund

Investment commentary

Economic review

After initially expanding, the U.S. economy contracted during the six months ended April 30, 2015 (the “reporting period”). The U.S. Department of Commerce reported that third quarter 2014 U.S. gross domestic product (“GDP”)i growth was 5.0%, its strongest reading since the third quarter of 2003. However, fourth quarter 2014 GDP growth slowed to a modest 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investment. After the reporting period ended, the U.S. Department of Commerce reported that its second estimate for first quarter 2015 GDP was -0.7%. This downturn was attributed to a number of factors, including negative contributions from exports, nonresidential fixed investment, and state and local government spending.

Activity in the U.S. manufacturing sector also moderated during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 57.6 in November 2014, the PMI generally decelerated over much of the reporting period and the PMI was 51.5 in April 2015.

The labor market was largely a tailwind for the economy during the reporting period. When the period began, unemployment was 5.8%, as reported by the U.S. Department of Labor. Unemployment generally declined during the reporting period and was 5.4% in April 2015, its lowest level since May 2008.

Growth outside the U.S. was mixed. In its April 2015 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) said: “Global growth remains moderate, with uneven prospects across the main countries and regions. Relative to last year, the outlook for advanced economies is improving, while growth in emerging market and developing economies is projected to be lower, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5%, versus 0.9% in 2014. Japan’s economy is expected to expand 1.0% in 2015, compared to -0.1% in 2014. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.3% versus 4.6% in 2014.

Western Asset Macro Opportunities Fund	III

Investment commentary (cont’d)

Market Review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” Finally, at its meeting that ended on April 29, 2015, the Fed said, “…economic growth slowed during the winter months, in part reflecting transitory factors…The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. On June 5, 2014, before the beginning of the reporting period, the ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. Finally, on January 22, 2015, the ECB announced that beginning in March 2015 it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.60% on November 21, 2014 and to 5.35% on February 28, 2015. Finally, on May 11, 2015, after the reporting period ended, China’s central bank cut the rate to 5.10% in an effort to stimulate growth.

Q. Did Treasury yields trend higher or lower during the six months ended April 30, 2015?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.50%. It was as high as 0.73% towards the end of December 2014 and again on March 6, 2015, and fell as low as 0.44% on January 15, 2015, before ending the period at 0.58%. The yield on the ten-year Treasury began the period at 2.35% and its peak of 2.39% occurred on November 6, 2014. The yield on the ten-year Treasury was as low as 1.68% in late

IV	Western Asset Macro Opportunities Fund

January/early February 2015 and concluded the period at 2.05%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors largely posted positive returns during the reporting period. Performance fluctuated with investor sentiment given uncertainties regarding future Fed monetary policy, concerns over global growth and geopolitical issues. The overall U.S. bond market, as measured by the Barclays U.S. Aggregate Indexvi, gained 2.06% during the six months ended April 30, 2015.

Q. How did the high-yield bond market perform over the six months ended April 30, 2015?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, returned 1.52% for the six months ended April 30, 2015. High yield bonds were volatile during the reporting period, and posted positive returns in January, February and April 2015, while declining in November and December 2014, and March 2015. While the underlying fundamentals in the high-yield market remained generally solid and defaults were well below their long-term average, the asset class was dragged down at times, primarily due to sharply falling oil prices.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 0.70% during the six months ended April 30, 2015. While the asset class rose during much of the reporting period, those gains were largely offset by a sharp decline in December 2014. This setback was triggered by a number of factors, including expectations for future Fed rate hikes, concerns over global growth, declining oil prices and weak investor demand.

Performance review

For the six months ended April 30, 2015, Class A shares of Western Asset Macro Opportunities Fund, excluding sales charges, returned 1.64%. The Fund’s unmanaged benchmark the BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Indexix returned 0.12% for the same period. The Lipper Alternative Credit Focus Funds Category Average1 returned 0.26% over the same time frame.

Performance Snapshot as of April 30, 2015 (unaudited)
(excluding sales charges)	6 months
Western Asset Macro Opportunities Fund:
Class A	1.64%
Class C	1.19%
Class FI	1.51%
Class I	1.74%
Class IS	1.83%
BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index	0.12%
Lipper Alternative Credit Focus Funds Category Average[1]	0.26%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2015 including the reinvestment of all distributions, including returns of capital, if any, calculated among the 254 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset Macro Opportunities Fund	V

Investment commentary (cont’d)

and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended April 30, 2015 for Class A, Class C, Class FI, Class I and Class IS shares were 2.78%, 2.22%, 2.87%, 3.16% and 3.26%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2015 the gross total annual operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.60%, 2.39%, 1.73%, 1.42% and 1.29%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 1.65% for Class A shares, 2.40% for Class C shares, 1.65% for Class FI shares, 1.35% for Class I shares and 1.25% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 1, 2015

VI	Western Asset Macro Opportunities Fund

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. High-yield bonds possess greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may use derivatives to a significant extent, which could result in substantial losses and greater volatility in the Fund’s net assets. Potential active and frequent trading may result in higher transaction costs and increased investor liability. The use of leverage may increase volatility and possibility of loss. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect; which may have a negative impact on the Fund’s performance. The Fund is non-diversified and may invest its assets in a limited number of issuers or strategies. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

The BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

Western Asset Macro Opportunities Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2015 and October 31, 2014 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2014 and held for the six months ended April 30, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class A	1.64%	$1,000.00	$1,016.40	1.57%	$7.85	Class A	5.00%	$1,000.00	$1,017.01	1.57%	$7.85
Class C	1.19	1,000.00	1,011.90	2.29	11.42	Class C	5.00	1,000.00	1,013.44	2.29	11.43
Class FI	1.51	1,000.00	1,015.10	1.65	8.24	Class FI	5.00	1,000.00	1,016.61	1.65	8.25
Class I	1.74	1,000.00	1,017.40	1.34	6.70	Class I	5.00	1,000.00	1,018.15	1.34	6.71
Class IS	1.83	1,000.00	1,018.30	1.25	6.26	Class IS	5.00	1,000.00	1,018.60	1.25	6.26

2	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

[1]	For the six months ended April 30, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — April 30, 2015

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
WAMO	— Western Asset Macro Opportunities Fund

4	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — April 30, 2015

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
WAMO	— Western Asset Macro Opportunities Fund

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	5

Schedule of investments (unaudited)

April 30, 2015

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 35.8%
Consumer Discretionary — 1.6%
Automobiles — 0.3%
General Motors Co., Senior Notes	6.250%	10/2/43	1,170,000		$1,396,414
Household Durables — 0.1%
PulteGroup Inc., Senior Notes	6.375%	5/15/33	320,000		331,200
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	5.875%	4/1/23	190,000		195,206	(a)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	300,000		307,500	(a)
Total Household Durables					833,906
Internet & Catalog Retail — 0.4%
Amazon.com Inc., Senior Notes	4.950%	12/5/44	1,320,000		1,402,268
Netflix Inc., Senior Notes	5.875%	2/15/25	530,000		564,450	(a)
Total Internet & Catalog Retail					1,966,718
Media — 0.7%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.375%	5/1/25	360,000		353,700	(a)
Comcast Corp., Notes	6.450%	3/15/37	70,000		92,192
Comcast Corp., Senior Notes	6.500%	11/15/35	640,000		843,716
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	870,000		1,007,547
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	160,000		180,800
CSC Holdings LLC, Senior Notes	5.250%	6/1/24	10,000		10,412	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	710,000		699,350
Time Warner Cable Inc., Senior Bonds	4.500%	9/15/42	1,020,000		867,488
Total Media					4,055,205
Textiles, Apparel & Luxury Goods — 0.1%
American Achievement Corp., Secured Notes	10.875%	4/15/16	490,000		486,325	(a)
Total Consumer Discretionary					8,738,568
Consumer Staples — 1.7%
Beverages — 0.5%
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	2,270,000		2,663,454	(a)
Food & Staples Retailing — 0.5%
CVS Health Corp., Senior Notes	5.750%	5/15/41	490,000		616,722
Family Tree Escrow LLC, Senior Notes	5.750%	3/1/23	1,140,000		1,197,000	(a)
Kroger Co., Senior Notes	5.150%	8/1/43	700,000		793,260
Total Food & Staples Retailing					2,606,982
Food Products — 0.3%
Fonterra Cooperative Group Ltd., Senior Notes	3.600%	1/29/19	1,000,000	CNY	156,986	(b)
H.J. Heinz Co., Secured Notes	4.875%	2/15/25	970,000		1,059,240	(a)
Mondelez International Inc., Senior Notes	4.000%	2/1/24	460,000		492,610
Total Food Products					1,708,836

See Notes to Financial Statements.

6	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Tobacco — 0.4%
Altria Group Inc., Senior Notes	10.200%	2/6/39	910,000		$1,580,389
Reynolds American Inc., Senior Notes	3.250%	11/1/22	350,000		346,192
Reynolds American Inc., Senior Notes	6.150%	9/15/43	400,000		475,417
Total Tobacco					2,401,998
Total Consumer Staples					9,381,270
Energy — 5.4%
Energy Equipment & Services — 0.0%
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	290,000		245,775	(a)
Oil, Gas & Consumable Fuels — 5.4%
California Resources Corp., Senior Notes	5.500%	9/15/21	760,000		720,100
California Resources Corp., Senior Notes	6.000%	11/15/24	3,930,000		3,694,200
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	80,000		82,400
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	140,000		129,150
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	490,000		478,975
Comstock Resources Inc., Senior Secured Notes	10.000%	3/15/20	920,000		901,600	(a)
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	5,050,000		4,859,110
Ecopetrol SA, Senior Notes	5.875%	9/18/23	2,800,000		3,041,500
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,902,000		1,823,543
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	1,020,000		721,650
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.875%	12/1/24	1,060,000		1,096,464
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,210,000		1,194,875	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	460,000		448,500	(a)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	1,320,000		1,343,100	(a)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	520,000		479,669
Petrobras Global Finance BV, Senior Notes	5.625%	5/20/43	1,780,000		1,470,280
Petrobras Global Finance BV, Senior Notes	7.250%	3/17/44	2,020,000		1,984,145
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	2,930,000		3,225,930
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	290,000		251,575	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	400,000		430,584	(a)
Vanguard Natural Resources LLC/VNR Finance Corp., Senior Notes	7.875%	4/1/20	840,000		833,700
Total Oil, Gas & Consumable Fuels					29,211,050
Total Energy					29,456,825
Financials — 18.2%
Banks — 15.9%
Agricultural Development Bank of China Co., Ltd., Senior Bonds	3.080%	1/16/16	11,000,000	CNY	1,751,225	(b)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

April 30, 2015

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Agricultural Development Bank of China Co., Ltd., Senior Bonds	3.280%	1/16/17	4,500,000	CNY	$717,179	(b)
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	5/28/15	1,000,000		813,800	(c)(d)
Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Bonds	9.000%	5/9/18	1,800,000		1,946,250	(b)(c)(d)
Banco Santander SA, Junior Subordinated Bonds	6.375%	5/19/19	2,000,000		1,967,500	(b)(c)(d)
Bank of America Corp., Junior Subordinated Bonds	6.100%	3/17/25	5,500,000		5,610,000	(c)(d)
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	3,900,000		3,748,875	(c)(d)
Bank of America Corp., Junior Subordinated Notes	6.250%	9/5/24	4,510,000		4,619,931	(c)(d)
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	940,000		998,750	(c)(d)
Bank of America Corp., Senior Notes	5.000%	1/21/44	990,000		1,093,012
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	370,000		373,796
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	1,030,000		1,032,227
CIT Group Inc., Senior Notes	5.500%	2/15/19	635,000		664,369	(a)
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,695,000		1,745,850
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,840,000		1,880,250
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	3,230,000		3,096,762	(c)(d)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	1,720,000		1,740,296	(c)(d)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	4,740,000		4,714,816	(c)(d)
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	2,560,000		2,771,663
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	3.950%	11/9/22	1,470,000		1,507,894
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA of Netherlands, Subordinated Notes	5.750%	12/1/43	1,590,000		1,909,830
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	800,000		827,200	(c)(d)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	860,000		887,950	(c)(d)
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	2,040,000		2,267,805
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	200,000		201,463	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	2,100,000		2,035,688	(c)(d)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.125%	4/30/24	820,000		855,260	(c)(d)
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	2,240,000		2,234,418
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	750,000		768,899
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	520,000		535,600	(d)
Novo Banco SA, Senior Notes	5.875%	11/9/15	200,000	EUR	225,581	(b)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	1,370,000		1,519,892
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,080,000		1,186,452
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	400,000		438,098
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	9,170,000		9,471,170
Societe Generale SA, Junior Subordinated Notes	6.000%	1/27/20	600,000		571,860	(a)(c)(d)

See Notes to Financial Statements.

8	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	3,270,000	$3,572,802	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	6/12/15	9,960,000	9,922,650	(c)(d)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	180,000	188,550	(c)(d)
Wells Fargo & Co., Junior Subordinated Bonds	5.875%	6/15/25	660,000	700,425	(c)(d)
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	1,870,000	1,905,648
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	920,000	953,527
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	520,000	530,894
Total Banks				86,506,107
Capital Markets — 1.0%
Credit Suisse NY, Senior Notes	2.300%	5/28/19	500,000	503,237
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/12/15	2,230,000	1,733,825	(c)(d)
Goldman Sachs Capital III, Preferred Securities	4.000%	6/12/15	1,020,000	793,050	(c)(d)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	1,700,000	2,135,382
Total Capital Markets				5,165,494
Consumer Finance — 0.2%
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	960,000	1,071,072
Diversified Financial Services — 0.6%
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	920,000	966,000	(a)
ILFC E-Capital Trust I, Junior Subordinated Notes	4.090%	12/21/65	740,000	695,600	(a)(c)
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	640,000	721,600
Toll Road Investors Partnership II LP, Senior Bonds	0.000%	2/15/38	200,000	44,464	(a)
Toll Road Investors Partnership II LP, Senior Notes	0.000%	2/15/24	1,020,000	579,380	(a)
Total Diversified Financial Services				3,007,044
Insurance — 0.5%
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	2,670,000	2,925,802	(a)
Total Financials				98,675,519
Health Care — 2.1%
Health Care Equipment & Supplies — 0.8%
DJO Finance LLC/DJO Finance Corp., Senior Notes	7.750%	4/15/18	720,000	748,915
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	1,420,000	1,460,825
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,170,000	1,187,550	(a)
Medtronic Inc., Senior Notes	4.625%	3/15/45	810,000	872,471	(a)
Total Health Care Equipment & Supplies				4,269,761
Health Care Providers & Services — 0.5%
AHS Hospital Corp., Bonds	5.024%	7/1/45	630,000	630,000

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

April 30, 2015

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
DaVita HealthCare Partners Inc., Senior Notes	5.000%	5/1/25	680,000	$678,725
HCA Inc., Senior Bonds	5.375%	2/1/25	230,000	241,500
HCA Inc., Senior Secured Notes	4.250%	10/15/19	570,000	595,650
HCA Inc., Senior Secured Notes	5.000%	3/15/24	240,000	255,048
Total Health Care Providers & Services				2,400,923
Pharmaceuticals — 0.8%
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	680,000	682,514
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	480,000	485,251
Pfizer Inc., Senior Notes	4.400%	5/15/44	1,220,000	1,286,968
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	1,160,000	1,189,725	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	700,000	722,312	(a)
Total Pharmaceuticals				4,366,770
Total Health Care				11,037,454
Industrials — 0.3%
Airlines — 0.1%
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	468,210	491,012	(a)
Commercial Services & Supplies — 0.2%
United Rentals North America Inc., Senior Notes	6.125%	6/15/23	690,000	723,293
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	210,000	215,775
Total Commercial Services & Supplies				939,068
Total Industrials				1,430,080
Information Technology — 0.4%
Internet Software & Services — 0.2%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	950,000	973,750	(a)(e)
IT Services — 0.2%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	1,420,000	1,065,000	(a)
First Data Corp., Senior Secured Notes	7.375%	6/15/19	260,000	270,075	(a)
Total IT Services				1,335,075
Total Information Technology				2,308,825
Materials — 0.5%
Metals & Mining — 0.5%
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	650,000	669,906	(a)
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	1,150,000	1,149,058	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	580,000	604,650	(a)(e)
Schaeffler Holding Finance BV, Senior Secured Notes	6.250%	11/15/19	320,000	340,800	(a)(e)
Total Materials				2,764,414

See Notes to Financial Statements.

10	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 4.9%
Diversified Telecommunication Services — 4.5%
AT&T Inc., Senior Notes	4.500%	5/15/35	1,330,000		$1,302,344
AT&T Inc., Senior Notes	4.750%	5/15/46	2,220,000		2,170,352
CenturyLink Inc., Senior Notes	5.625%	4/1/25	440,000		439,450	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,250,000		1,288,906
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	480,000		508,200
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	240,000		252,600	(a)
Telefonica Emisiones SAU, Senior Notes	4.570%	4/27/23	700,000		763,656
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	990,000		1,309,843
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	10,963,000		13,717,070
Verizon Communications Inc., Senior Notes	5.012%	8/21/54	2,588,000		2,555,513
Total Diversified Telecommunication Services					24,307,934
Wireless Telecommunication Services — 0.4%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	1,070,000		1,102,100	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	80,000		82,000
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	540,000		614,417	(a)
Sprint Corp., Senior Notes	7.625%	2/15/25	650,000		639,210
Total Wireless Telecommunication Services					2,437,727
Total Telecommunication Services					26,745,661
Utilities — 0.7%
Electric Utilities — 0.7%
Enel Finance International NV, Senior Notes	6.000%	10/7/39	980,000		1,149,488	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	2,150,000		2,739,281
Total Utilities					3,888,769
Total Corporate Bonds & Notes (Cost — $192,291,741)					194,427,385
Asset-Backed Securities — 0.7%
Aegis Asset Backed Securities Trust, 2003-3 M2	2.656%	1/25/34	893,346		834,448	(c)
Citigroup Mortgage Loan Trust Inc., 2006-WFH2 M1	0.451%	8/25/36	760,000		614,659	(c)
EMC Mortgage Loan Trust, 2005-A M1	0.831%	5/25/43	390,000		319,495	(a)(c)
Magnus Relda Holding Vier GmbH, 1A JNR	7.000%	10/28/24	800,000	EUR	920,737	(a)(f)
Park Place Securities Inc., Pass Through Certificates, 2005-WHQ4 M2	0.671%	9/25/35	1,160,000		938,963	(c)
Total Asset-Backed Securities (Cost — $3,714,315)					3,628,302
Collateralized Mortgage Obligations — 6.0%
American Home Mortgage Assets, 2006-6 A1A	0.371%	12/25/46	894,958		625,658	(c)
Banc of America Alternative Loan Trust, 2005-4 CB7, IO	4.919%	5/25/35	1,179,191		136,149	(c)
Banc of America Commercial Mortgage Trust, 2007-2 AJ	5.792%	4/10/49	1,060,000		1,069,296	(c)

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

April 30, 2015

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Bank of America Merrill Lynch Large Loan Inc., 2014-INMZ MZB	8.661%	12/15/19	1,000,000	$997,500	(a)(c)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AJ	6.357%	6/11/50	250,000	253,692	(c)
BLCP Hotel Trust, 2014-CLMZ M	5.910%	8/15/29	1,000,000	996,661	(a)(c)
Carefree Portfolio Trust, 2014-CMZA MZA	6.159%	11/15/19	1,000,000	1,002,417	(a)(c)
Carefree Portfolio Trust, 2014-CMZB MZB	7.904%	11/15/29	1,000,000	1,002,839	(a)(c)
CitiMortgage Alternative Loan Trust, 2007-A5 1A4, IO	5.419%	5/25/37	5,361,506	826,878	(c)
Commercial Mortgage Pass-Through Certificates, 2006-C8 AJ	5.377%	12/10/46	392,000	400,475
Connecticut Avenue Securities, 2013-C01 M2	5.431%	10/25/23	1,140,000	1,246,614	(c)
Connecticut Avenue Securities, 2014-C01 M2	4.581%	1/25/24	400,000	417,200	(c)
Countrywide Alternative Loan Trust, 2005-J04 M2	0.821%	7/25/35	500,000	449,989	(c)
Countrywide Alternative Loan Trust, 2007-14T2 A3	38.813%	7/25/37	1,124,515	2,379,034	(c)
Credit Suisse Commercial Mortgage Trust, 2006-C3 AJ	6.000%	6/15/38	1,600,000	1,553,557	(c)
Credit Suisse Commercial Mortgage Trust, 2007-C3 AJ	5.890%	6/15/39	450,000	423,009	(c)
Credit Suisse Mortgage Trust, 2014-11R 14A1	0.367%	6/27/46	1,147,514	1,090,139	(a)(c)(f)
Credit Suisse Mortgage Trust, 2014-11R 15A1	2.403%	1/27/36	658,976	667,934	(a)(c)(f)
Credit Suisse Mortgage Trust, 2015-Town MZ	9.157%	3/15/17	1,000,000	992,500	(a)
Federal National Mortgage Association (FNMA), 2014-M8 SA, IO	5.059%	5/25/18	12,063,495	922,580	(c)
Indymac IMSC Mortgage Loan Trust, 2007-HOA1 A22	0.361%	7/25/47	2,035,063	1,338,032	(c)
Indymac INDX Mortgage Loan Trust, 2006-AR11 5A1	2.861%	6/25/36	470,934	321,553	(c)
JPMorgan Alternative Loan Trust, 2007-S1 A1	0.461%	4/25/47	723,070	650,764	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	6.057%	4/15/45	540,000	541,425	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	1,230,000	1,057,800
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	270,000	229,500	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	751,000	752,022	(c)
LB-UBS Commercial Mortgage Trust, 2007-C7 C	6.455%	9/15/45	270,000	257,244	(c)
Lehman Mortgage Trust, 2006-8 4A2, IO	7.569%	12/25/36	1,274,979	414,292	(c)
Lehman Mortgage Trust, 2006-9 3A2, IO	7.049%	1/25/37	1,676,939	579,438	(c)
Lehman Mortgage Trust, 2007-2 2A12, IO	6.509%	2/25/37	1,358,224	436,920	(c)
Lehman Mortgage Trust, 2007-4 2A2, IO	6.489%	5/25/37	3,795,429	1,205,895	(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	975,000	950,198	(c)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	260,000	258,497	(c)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,070,000	972,726

See Notes to Financial Statements.

12	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — continued
Morgan Stanley Capital I Trust, 2007-HQ11 AJ	5.508%	2/12/44	271,000		$282,403	(c)
Residential Accredit Loans Inc., 2006-QS7 A5, IO	5.419%	6/25/36	1,949,792		405,960	(c)
Residential Asset Securitization Trust, 2005-A15 1A4	5.750%	2/25/36	338,324		319,325
Residential Asset Securitization Trust, 2005-A15 2A11, IO	5.369%	2/25/36	3,059,820		549,232	(c)
Sequoia Mortgage Trust, 2004-3 M1	0.931%	5/20/34	281,268		255,284	(c)
Structured Agency Credit Risk Debt Notes, 2014-HQ3 M3	4.931%	10/25/24	1,140,000		1,210,404	(c)
Structured ARM Loan Trust, 2005-14 A1	0.491%	7/25/35	505,686		370,621	(c)
Structured Asset Mortgage Investments Inc., 2006-AR7 A1A	0.391%	8/25/36	896,704		703,181	(c)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 G	5.000%	5/10/63	310,000		210,158	(a)(c)
UBS-Barclays Commercial Mortgage Trust, 2012-C2 H	5.000%	5/10/63	550,000		201,674	(a)(c)
Wachovia Bank Commercial Mortgage Trust, 2006-C27 AJ	5.825%	7/15/45	240,000		244,277	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-4 CB9	0.581%	6/25/35	274,200		208,193	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR02 A1A	1.077%	4/25/46	424,927		332,654	(c)
Total Collateralized Mortgage Obligations (Cost — $32,953,446)					32,713,793
Municipal Bonds — 0.6%
Alabama — 0.1%
Jefferson County, AL, Sewer Revenue, Subordinated Lien Warrants	6.500%	10/1/53	770,000		894,301
California — 0.1%
Inland Valley, CA, Development Agency, Successor Agency Tax Allocation Revenue, Taxable, AGM	5.500%	3/1/33	380,000		410,233
Illinois — 0.3%
Chicago, IL, GO, Taxable Project	6.314%	1/1/44	540,000		514,015
Chicago, IL, Metropolitan Water Reclamation District Greater Chicago, GO, Green Bond	5.000%	12/1/44	1,080,000		1,214,514
Total Illinois					1,728,529
Michigan — 0.1%
Michigan State Finance Authority Revenue, Local Government Loan Program, Detroit Water & Sewer, AGM	5.000%	7/1/27	450,000		512,294
Total Municipal Bonds (Cost — $3,541,025)					3,545,357
Non-U.S. Treasury Inflation Protected Securities — 2.5%
Brazil — 1.5%
Federative Republic of Brazil, Notes	6.000%	8/15/50	24,704,419	BRL	8,186,194
France — 1.0%
Republic of France, Bonds	1.800%	7/25/40	2,874,432	EUR	5,203,647
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $14,565,591)					13,389,841

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

April 30, 2015

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 23.9%
Brazil — 4.2%
Federative Republic of Brazil, Notes	10.000%	1/1/17	53,190,000	BRL	$16,805,247
Federative Republic of Brazil, Notes	10.000%	1/1/21	17,116,000	BRL	5,083,980
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	880,000		867,772
Total Brazil					22,756,999
Colombia — 1.5%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	7,046,000		7,768,215
Italy — 3.5%
Italy Buoni Poliennali Del Tesoro, Bonds	5.000%	9/1/40	11,455,000	EUR	19,023,261	(b)
Korea — 0.7%
Republic of Korea, Senior Bonds	3.500%	3/10/24	3,736,140,000	KRW	3,792,464
Mexico — 7.2%
United Mexican States, Bonds	6.500%	6/9/22	159,805,300	MXN	10,883,978
United Mexican States, Bonds	8.500%	11/18/38	50,970,000	MXN	4,112,846
United Mexican States, Bonds	7.750%	11/13/42	268,895,400	MXN	20,217,334
United Mexican States, Senior Notes	3.600%	1/30/25	1,390,000		1,409,460
United Mexican States, Senior Notes	4.600%	1/23/46	2,350,000		2,341,188
Total Mexico					38,964,806
Poland — 1.4%
Republic of Poland, Bonds	4.000%	10/25/23	24,840,000	PLN	7,647,589
Russia — 2.7%
Russian Federal Bond, Bonds	8.150%	2/3/27	845,360,000	RUB	14,031,893
Russian Foreign Bond—Eurobond, Senior Bonds	4.875%	9/16/23	600,000		588,000	(a)
Russian Foreign Bond—Eurobond, Senior Bonds	4.875%	9/16/23	200,000		196,000	(b)
Total Russia					14,815,893
South Africa — 1.1%
Republic of South Africa, Senior Notes	5.875%	9/16/25	5,260,000		5,993,770
Turkey — 1.4%
Republic of Turkey, Notes	4.875%	4/16/43	1,980,000		1,910,700
Republic of Turkey, Senior Bonds	5.750%	3/22/24	5,153,000		5,678,812
Total Turkey					7,589,512
Ukraine — 0.2%
Republic of Ukraine, Senior Bonds	6.580%	11/21/16	200,000		92,500	(a)
Republic of Ukraine, Senior Notes	6.250%	6/17/16	1,360,000		620,758	(a)
Republic of Ukraine, Senior Notes	6.250%	6/17/16	940,000		429,054	(b)
Total Ukraine					1,142,312
Total Sovereign Bonds (Cost — $140,613,518)					129,494,821

See Notes to Financial Statements.

14	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government & Agency Obligations — 13.8%
U.S. Government Agencies — 1.9%
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	11,620,000	$10,670,030
U.S. Government Obligations — 11.9%
U.S. Treasury Bonds	3.125%	8/15/44	21,220,000	22,852,943
U.S. Treasury Bonds	2.500%	2/15/45	22,110,000	21,004,500
U.S. Treasury Notes	1.250%	1/31/20	9,430,000	9,358,540
U.S. Treasury Notes	1.750%	3/31/22	4,530,000	4,515,137
U.S. Treasury Notes	2.000%	2/15/25	6,090,000	6,065,262
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/44	1,391,000	605,605
Total U.S. Government Obligations				64,401,987
Total U.S. Government & Agency Obligations (Cost — $73,545,308)				75,072,017
U.S. Treasury Inflation Protected Securities — 0.6%
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	2,021,698	2,117,413
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/24	1,304,675	1,312,014
Total U.S. Treasury Inflation Protected Securities (Cost — $3,321,229)				3,429,427

			Shares
Preferred Stocks — 0.1%
Financials — 0.1%
Capital Markets — 0.0%
State Street Corp.	5.900%		2,336	62,909	(c)
Consumer Finance — 0.1%
GMAC Capital Trust I	8.125%		16,050	421,794	(c)
Total Preferred Stocks (Cost — $478,218)				484,703

		Expiration Date	Contracts
Purchased Options — 0.1%
Euro Bund Futures, Call @ $157.00		6/22/15	51	52,684
Euro Bund Futures, Call @ $160.00		6/22/15	82	3,683
Euro Bund Futures, Call @ $164.00		6/22/15	176	1,976
Euro Bund Futures, Call @ $166.00		6/22/15	645	7,242
U.S. Dollar/Brazilian Real, Put @ $2.80		5/21/15	8,100,000	9,110
U.S. Dollar/Mexican Peso, Put @ $14.54		5/21/15	8,300,000	3,397
U.S. Dollar/Mexican Peso, Put @ $14.89		5/4/15	9,300,000	152
U.S. Dollar/Mexican Peso, Put @ $15.08		5/20/15	10,270,000	45,312
U.S. Treasury 5-Year Notes, Put @ $115.75		5/22/15	330	3,651
U.S. Treasury 5-Year Notes, Put @ $116.00		5/22/15	83	918
U.S. Treasury 5-Year Notes, Put @ $117.00		5/22/15	23	180

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

April 30, 2015

Western Asset Macro Opportunities Fund

Security	Expiration Date	Contracts	Value
Purchased Options — continued
U.S. Treasury 10-Year Notes, Call @ $132.50	5/22/15	63	$1,189
U.S. Treasury 10-Year Notes, Call @ $133.00	5/22/15	1,106	17,281
U.S. Treasury 10-Year Notes, Call @ $134.00	5/22/15	96	1,500
U.S. Treasury 10-Year Notes, Call @ $134.50	5/22/15	1,168	18,250
U.S. Treasury 10-Year Notes, Call @ $135.00	5/22/15	55	859
U.S. Treasury 10-Year Notes, Call @ $135.50	6/26/15	225	3,516
U.S. Treasury 10-Year Notes, Call @ $137.50	5/22/15	40	625
U.S. Treasury 10-Year Notes, Call @ $138.00	5/22/15	436	6,813
U.S. Treasury 30-Year Bonds, Call @ $161.00	5/22/15	41	49,328
U.S. Treasury 30-Year Bonds, Call @ $163.00	5/22/15	52	30,875
U.S. Treasury 30-Year Bonds, Call @ $176.00	5/22/15	267	4,172
U.S. Treasury 30-Year Bonds, Call @ $177.00	5/22/15	137	2,141
U.S. Treasury 30-Year Bonds, Call @ $189.00	5/22/15	6	94
U.S. Treasury 30-Year Bonds, Put @ $136.00	5/22/15	335	6,323
U.S. Treasury 30-Year Bonds, Put @ $137.00	5/22/15	269	5,077
U.S. Treasury 30-Year Bonds, Put @ $138.00	5/22/15	224	4,228
Total Purchased Options (Cost — $597,937)			280,576
Total Investments — 84.1% (Cost — $465,622,328#)			456,466,222
Other Assets in Excess of Liabilities — 15.9%			86,276,769
Total Net Assets — 100.0%			$542,742,991

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

16	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

Western Asset Macro Opportunities Fund

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corp.
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GO	— General Obligation
IO	— Interest Only
KRW	— South Korean Won
MXN	— Mexican Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Australian Dollar Futures, Call	5/8/15	$80.00	28	$9,800
Australian Dollar Futures, Call	6/5/15	78.00	8	14,880
Australian Dollar Futures, Call	6/5/15	79.00	16	20,320
British Pound Futures, Call	5/8/15	150.00	16	38,000
Canadian Dollar Futures, Call	6/5/15	83.00	17	13,600
Euro Currency Futures, Call	5/8/15	1.09	8	37,800
Euro Currency Futures, Call	5/8/15	1.07	34	242,250
Euro Currency Futures, Call	5/8/15	1.12	174	304,500
Euro Currency Futures, Call	6/5/15	1.14	20	28,750
Euro Currency Futures, Call	6/5/15	1.12	16	42,600
Euro Currency Futures, Call	6/5/15	1.11	33	113,438
Euro Currency Futures, Call	6/5/15	1.10	50	216,250
Euro Currency Futures, Call	6/5/15	1.08	46	292,100
Euro Currency Futures, Call	6/5/15	1.09	101	536,563
Euro Currency Futures, Put	5/8/15	1.05	12	225
Euro Currency Futures, Put	5/8/15	1.08	8	700
Euro Currency Futures, Put	5/8/15	1.07	33	1,650
Euro Currency Futures, Put	5/8/15	1.06	84	2,625
Euro Currency Futures, Put	6/5/15	1.07	8	3,000
Euro Currency Futures, Put	6/5/15	1.05	31	5,812
Euro Currency Futures, Put	6/5/15	1.08	42	22,050
Euro Currency Futures, Put	7/2/15	1.05	7	2,887
Eurodollar Mid Curve 1-Year Futures, Put	6/12/15	98.50	158	987
Japanese Yen Futures, Call	5/8/15	85.00	21	2,887
Japanese Yen Futures, Put	6/5/15	82.00	34	11,900

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

April 30, 2015

Western Asset Macro Opportunities Fund

Schedule of Written Options (cont’d)
Security	Expiration Date	Strike Price	Contracts	Value
Japanese Yen Futures, Put	6/5/15	$83.00	124	$83,700
U.S. Treasury 5-Year Notes, Call	5/22/15	121.00	367	28,672
U.S. Treasury 5-Year Notes, Put	5/22/15	120.00	41	12,812
U.S. Treasury 5-Year Notes, Put	5/22/15	120.25	164	70,469
U.S. Treasury 10-Year Notes, Call	5/22/15	170.00	40	1,875
U.S. Treasury 10-Year Notes, Call	5/22/15	131.00	83	3,891
U.S. Treasury 10-Year Notes, Call	5/22/15	129.00	33	11,344
U.S. Treasury 10-Year Notes, Call	5/22/15	130.50	194	12,125
U.S. Treasury 10-Year Notes, Call	5/22/15	129.50	119	24,172
U.S. Treasury 10-Year Notes, Call	5/22/15	130.00	254	27,781
U.S. Treasury 10-Year Notes, Call	6/26/15	132.50	8	500
U.S. Treasury 10-Year Notes, Call	6/26/15	131.00	33	5,156
U.S. Treasury 10-Year Notes, Call	6/26/15	130.50	82	17,938
U.S. Treasury 10-Year Notes, Call	8/21/15	132.50	2	437
U.S. Treasury 10-Year Notes, Put	5/22/15	127.50	20	5,937
U.S. Treasury 10-Year Notes, Put	5/22/15	128.00	41	18,578
U.S. Treasury 10-Year Notes, Put	5/22/15	127.00	167	31,313
U.S. Treasury 10-Year Notes, Put	5/22/15	128.50	74	50,875
U.S. Treasury 10-Year Notes, Put	5/22/15	129.00	97	93,969
U.S. Treasury 10-Year Notes, Put	6/26/15	126.50	8	4,250
U.S. Treasury 10-Year Notes, Put	6/26/15	127.00	34	23,375
U.S. Treasury 10-Year Notes, Put	8/21/15	125.00	2	1,062
U.S. Treasury 30-Year Bonds, Call	5/22/15	168.00	87	6,797
U.S. Treasury 30-Year Bonds, Call	5/22/15	166.00	92	17,250
U.S. Treasury 30-Year Bonds, Call	5/22/15	162.00	41	37,664
U.S. Treasury 30-Year Bonds, Call	5/22/15	165.00	251	66,672
U.S. Treasury 30-Year Bonds, Call	5/22/15	164.00	188	76,375
U.S. Treasury 30-Year Bonds, Put	5/22/15	155.00	40	20,000
U.S. Treasury 30-Year Bonds, Put	5/22/15	160.00	50	102,344
U.S. Treasury 30-Year Bonds, Put	5/22/15	164.00	41	197,313
U.S. Treasury 30-Year Bonds, Put	5/22/15	157.00	308	279,125
U.S. Treasury 30-Year Bonds, Put	5/22/15	162.00	110	359,218
Total Written Options (Premiums received — $2,943,185)				$3,658,563

See Notes to Financial Statements.

18	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2015

Assets:
Investments, at value (Cost — $465,622,328)	$456,466,222
Foreign currency, at value (Cost — $3,439,641)	3,547,677
Cash	67,680,563
Receivable for Fund shares sold	9,704,588
Deposits with brokers for open futures contracts	6,412,720
Interest receivable	5,534,744
Foreign currency collateral for open written options, at value (Cost — $3,644,280)	3,687,829
Foreign currency collateral for open futures contracts, at value (Cost — $3,606,855)	3,649,957
Deposits with brokers for open written options	2,028,859
Unrealized appreciation on forward foreign currency contracts	1,201,032
Receivable from broker — variation margin on open futures contracts	871,933
Receivable from broker — variation margin on centrally cleared swaps	425,835
Deposits with brokers for centrally cleared swap contracts	298,819
Foreign currency collateral for open purchased options, at value (Cost — $279,480)	282,820
Receivable for securities sold	223,801
Deposits with brokers for open purchased options	155,594
Foreign currency collateral for centrally cleared swap contracts, at value (Cost — $32,874)	28,038
Principal paydown receivable	6,625
Prepaid expenses	56,214
Total Assets	562,263,870

Liabilities:
Payable for securities purchased	12,173,663
Written options, at value (premiums received — $2,943,185)	3,658,563
Unrealized depreciation on forward foreign currency contracts	2,739,536
Investment management fee payable	502,234
Payable for Fund shares repurchased	311,790
Service and/or distribution fees payable	45,836
Accrued expenses	89,257
Total Liabilities	19,520,879
Total Net Assets	$542,742,991

Net Assets:
Par value (Note 7)	$49,418
Paid-in capital in excess of par value	542,365,545
Undistributed net investment income	1,844,640
Accumulated net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	6,786,549
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(8,303,161)
Total Net Assets	$542,742,991

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	19

Statement of assets and liabilities (unaudited) (cont’d)

Shares Outstanding:
Class A	5,789,611
Class C	2,358,623
Class FI	6,144,094
Class I	30,378,799
Class IS	4,747,350

Net Asset Value:
Class A (and redemption price)	$10.99
Class C*	$10.90
Class FI (and redemption price)	$10.97
Class I (and redemption price)	$10.99
Class IS (and redemption price)	$11.00
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.48

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2015

Investment Income:
Interest	$9,812,972
Dividends	1,723
Less: Foreign taxes withheld	(8,892)
Total Investment Income	9,805,803

Expenses:
Investment management fee (Note 2)	2,484,503
Service and/or distribution fees (Notes 2 and 5)	242,906
Transfer agent fees (Note 5)	122,349
Fees recaptured by investment manager (Note 2)	85,185
Registration fees	51,698
Custody fees	41,912
Audit and tax fees	26,061
Fund accounting fees	23,199
Shareholder reports	15,811
Directors’ fees	9,421
Legal fees	5,983
Insurance	1,710
Miscellaneous expenses	18,198
Total Expenses	3,128,936
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(3,168)
Net Expenses	3,125,768
Net Investment Income	6,680,035

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,170,232
Futures contracts	(8,636,668)
Written options	10,952,379
Swap contracts	(3,552,047)
Foreign currency transactions	7,766,857
Net Realized Gain	8,700,753
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(6,043,837)
Futures contracts	1,833,425
Written options	(1,348,575)
Swap contracts	1,734,783
Foreign currencies	(3,099,482)
Change in Net Unrealized Appreciation (Depreciation)	(6,923,686)
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	1,777,067
Increase in Net Assets From Operations	$8,457,102

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	21

Statements of changes in net assets

For the Six Months Ended April 30, 2015 (unaudited) and the Year Ended October 31, 2014	2015	2014

Operations:
Net investment income	$6,680,035	$3,774,179
Net realized gain	8,700,753	5,305,486
Change in net unrealized appreciation (depreciation)	(6,923,686)	(1,578,434)
Increase in Net Assets from Operations	8,457,102	7,501,231

Distributions to Shareholders from (Notes 1 and 6):
Net investment income	(9,500,023)	(300,004)
Net realized gains	(6,458,718)	(573,392)
Decrease in Net Assets from Distributions to Shareholders	(15,958,741)	(873,396)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	282,788,342	384,246,640
Reinvestment of distributions	13,046,098	873,396
Cost of shares repurchased	(97,051,107)	(64,741,017)
Increase in Net Assets from Fund Share Transactions	198,783,333	320,379,019
Increase in Net Assets	191,281,694	327,006,854

Net Assets:
Beginning of period	351,461,297	24,454,443
End of period*	$542,742,991	$351,461,297
*Includes undistributed net investment income of:	$1,844,640	$4,664,628

See Notes to Financial Statements.

22	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2015[2]	2014	2013[3]

Net asset value, beginning of period	$11.25	$10.46	$10.00

Income from operations:
Net investment income	0.16	0.34	0.01
Net realized and unrealized gain	0.01	0.74	0.45
Total income from operations	0.17	1.08	0.46

Less distributions from:
Net investment income	(0.25)	(0.09)	—
Net realized gains	(0.18)	(0.20)	—
Total distributions	(0.43)	(0.29)	—

Net asset value, end of period	$10.99	$11.25	$10.46
Total return[4]	1.64%	10.61%	4.60%

Net assets, end of period (000s)	$63,624	$54,624	$12

Ratios to average net assets:
Gross expenses	1.57%[5,6]	1.68%[6]	4.96%[5]
Net expenses[7,8]	1.57 [5,6]	1.32 [6]	1.65 [5]
Net investment income	2.97 [5]	3.13	0.51 [5]

Portfolio turnover rate	77%	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2015 (unaudited).

[3]	For the period August 30, 2013 (inception date) to October 31, 2013.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	23

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2015[2]	2014	2013[3]

Net asset value, beginning of period	$11.17	$10.45	$10.00

Income from operations:
Net investment income (loss)	0.12	0.25	(0.00)	[4]
Net realized and unrealized gain	0.01	0.74	0.45
Total income from operations	0.13	0.99	0.45

Less distributions from:
Net investment income	(0.22)	(0.07)	—
Net realized gains	(0.18)	(0.20)	—
Total distributions	(0.40)	(0.27)	—

Net asset value, end of period	$10.90	$11.17	$10.45
Total return[5]	1.19%	9.71%	4.50%

Net assets, end of period (000s)	$25,700	$14,511	$28

Ratios to average net assets:
Gross expenses	2.29%[6,7]	2.43%[7]	4.94%[6]
Net expenses[8]	2.29 [6,7]	2.19 [7,9]	2.40	[6,9]
Net investment income (loss)	2.24 [6]	2.30	(0.07)	[6]

Portfolio turnover rate	77%	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2015 (unaudited).

[3]	For the period August 30, 2013 (inception date) to October 31, 2013.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 2.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2015[2]	2014	2013[3]

Net asset value, beginning of period	$11.22	$10.46	$10.00

Income from operations:
Net investment income	0.16	0.33	0.01
Net realized and unrealized gain	0.01	0.73	0.45
Total income from operations	0.17	1.06	0.46

Less distributions from:
Net investment income	(0.24)	(0.10)	—
Net realized gains	(0.18)	(0.20)	—
Total distributions	(0.42)	(0.30)	—

Net asset value, end of period	$10.97	$11.22	$10.46
Total return[4]	1.51%	10.51%	4.60%

Net assets, end of period (000s)	$67,371	$53,027	$10

Ratios to average net assets:
Gross expenses	1.65%[5,6]	1.85%[6]	5.01%[5]
Net expenses[7,8]	1.65 [5,6]	1.40 [6]	1.65 [5]
Net investment income	2.90 [5]	3.03	0.47 [5]

Portfolio turnover rate	77%	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2015 (unaudited).

[3]	For the period August 30, 2013 (inception date) to October 31, 2013.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	25

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2015[2]	2014	2013[3]

Net asset value, beginning of period	$11.25	$10.47	$10.00

Income from operations:
Net investment income	0.17	0.33	0.01
Net realized and unrealized gain	0.01	0.75	0.46
Total income from operations	0.18	1.08	0.47

Less distributions from:
Net investment income	(0.26)	(0.10)	—
Net realized gains	(0.18)	(0.20)	—
Total distributions	(0.44)	(0.30)	—

Net asset value, end of period	$10.99	$11.25	$10.47
Total return[4]	1.74%	10.72%	4.60%

Net assets, end of period (000s)	$333,820	$180,298	$24,394

Ratios to average net assets:
Gross expenses	1.34%[5,6]	1.58%[6]	4.50%[5]
Net expenses[7]	1.34 [5,6]	1.30 [6,8]	1.32 [5,8]
Net investment income	3.19 [5]	3.08	0.82 [5]

Portfolio turnover rate	77%	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2015 (unaudited).

[3]	For the period August 30, 2013 (inception date) to October 31, 2013.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2015[2]	2014	2013[3]

Net asset value, beginning of period	$11.25	$10.47	$10.00

Income from operations:
Net investment income	0.18	0.38	0.01
Net realized and unrealized gain	0.01	0.70	0.46
Total income from operations	0.19	1.08	0.47

Less distributions from:
Net investment income	(0.26)	(0.10)	—
Net realized gains	(0.18)	(0.20)	—
Total distributions	(0.44)	(0.30)	—

Net asset value, end of period	$11.00	$11.25	$10.47
Total return[4]	1.83%	10.62%	4.70%

Net assets, end of period (000s)	$52,228	$49,001	$10

Ratios to average net assets:
Gross expenses	1.26%[5,6]	1.30%[6]	4.68%[5]
Net expenses[7,8]	1.25 [5,6]	1.04 [6]	1.25 [5]
Net investment income	3.29 [5]	3.43	0.88 [5]

Portfolio turnover rate	77%	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2015 (unaudited).

[3]	For the period August 30, 2013 (inception date) to October 31, 2013.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than, interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 1.25%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	27

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Macro Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the

28	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes:
Industrials	—	$939,068	$491,012	$1,430,080
Other corporate bonds & notes	—	192,997,305	—	192,997,305
Asset-backed securities	—	2,707,565	920,737	3,628,302
Collateralized mortgage obligations	—	30,955,720	1,758,073	32,713,793
Municipal bonds	—	3,545,357	—	3,545,357
Non-U.S. Treasury inflation protected securities	—	13,389,841	—	13,389,841
Sovereign bonds	—	129,494,821	—	129,494,821
U.S. government & agency obligations	—	75,072,017	—	75,072,017
U.S. Treasury inflation protected securities	—	3,429,427	—	3,429,427
Preferred stocks	$484,703	—	—	484,703
Purchased options	222,605	57,971	—	280,576
Total investments	$707,308	$452,589,092	$3,169,822	$456,466,222
Other financial instruments:
Futures contracts	$5,884,995	—	—	$5,884,995
Forward foreign currency contracts	—	$1,201,032	—	1,201,032
Centrally cleared credit default swaps on credit indices — sell protection	—	882,559	—	882,559
Centrally cleared interest rate swaps	—	145,623	—	145,623
Total other financial instruments	$5,884,995	$2,229,214	—	$8,114,209
Total	$6,592,303	$454,818,306	$3,169,822	$464,580,431

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$3,658,563	—	—	$3,658,563
Futures contracts	3,718,175	—	—	3,718,175
Forward foreign currency contracts	—	$2,739,536	—	2,739,536
Centrally cleared credit default swaps on credit indices — sell protection	—	74,511	—	74,511
Centrally cleared interest rate swaps	—	184,415	—	184,415
Total	$7,376,738	$2,998,462	—	$10,375,200

†	See Schedule of Investments for additional detailed categorizations.

30	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of

32	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(k) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(l) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

34	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2015, the total notional value of all credit default swaps to sell protection is $73,465,200 and EUR 8,500,000. These amounts would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended April 30, 2015, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount.

36	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of April 30, 2015, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $6,398,099. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration

38	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(t) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(u) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd. (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.15% of the Fund’s average daily net assets.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 1.65%, 2.40%, 1.65%, 1.35% and 1.25%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

During the six months ended April 30, 2015, fees waived and/or expenses reimbursed amounted to $3,168.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at April 30, 2015, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires October 31, 2015	—	—	—	$36,021	—
Expires October 31, 2016	$76,090	$7,774	$106,846	172,168	$18,929
Expires October 31, 2017	82	—	1,555	—	1,531
Total fee waivers/expense reimbursements subject to recapture	$76,172	$7,774	$108,401	$208,189	$20,460

For the six months ended April 30, 2015, LMPFA recaptured $5,046, $494, $4,293, $71,059 and $4,293 for Class A, Class C, Class FI, Class I and Class IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

40	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

For the six months ended April 30, 2015, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2015, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$96,057	$2,848

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the six months ended April 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$194,976,084	$239,620,356
Sales	55,975,239	229,935,236

At April 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,118,669
Gross unrealized depreciation	(16,274,775)
Net unrealized depreciation	$(9,156,106)

At April 30, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	205	12/15	$50,760,716	$50,937,375	$176,659
90-Day Eurodollar	477	3/16	117,803,150	118,301,962	498,812
90-Day Eurodollar	2,259	6/16	556,561,104	559,187,212	2,626,108
90-Day Eurodollar	122	3/17	29,890,434	30,031,825	141,391
Australian Dollar	94	6/15	7,215,151	7,422,240	207,089
Canadian Dollar	140	6/15	11,124,695	11,575,200	450,505
Swiss Franc	17	6/15	2,173,793	2,285,863	112,070
U.S. Treasury 5-Year Notes	210	6/15	25,159,034	25,227,891	68,857
U.S. Treasury Long-Term Bonds	364	6/15	58,684,121	58,092,125	(591,996)
U.S. Treasury Ultra Long-Term Bonds	192	6/15	32,131,999	31,584,000	(547,999)
					3,141,496

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
90-Day Eurodollar	83	9/15	$20,662,055	$20,659,738	$2,317
Euro BTP	60	6/15	9,389,822	9,322,798	67,024
Euro-Bund	1,081	6/15	191,690,862	190,202,573	1,488,289
Eurodollar	149	6/15	20,667,591	20,982,925	(315,334)
Japanese 10-Year Bond	92	6/15	113,474,593	113,952,094	(477,501)
Japanese Yen	391	6/15	40,659,204	40,947,475	(288,271)
British Pound	77	6/15	7,150,293	7,389,112	(238,819)
U.S. Treasury 10-Year Notes	2,170	6/15	277,315,495	278,573,750	(1,258,255)
United Kingdom Long Gilt Bonds	76	6/15	13,825,749	13,779,875	45,874
					(974,676)
Net unrealized appreciation on open futures contracts					$2,166,820

During the six months ended April 30, 2015, written option transactions for the Fund were as follows:

	Contracts/ Notional Amount	Premiums
Written options, outstanding as of October 31, 2014	17,173,788	$2,158,710
Options written	7,553,178	12,884,331
Options closed	(3,116,608)	(3,680,154)
Options exercised	(2,909)	(1,667,913)
Options expired	(21,603,249)	(6,751,789)
Written options, outstanding as of April 30, 2015	4,200	$2,943,185

At April 30, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,450,000	MXN	37,388,715	Citibank, N.A.	5/6/15	$13,160
PLN	3,220,604	USD	872,485	Bank of America N.A.	5/13/15	21,939
USD	13,384,776	EUR	11,783,597	Bank of America N.A.	5/13/15	152,215
USD	885,150	EUR	823,311	Bank of America N.A.	5/13/15	(39,399)
USD	6,925,738	JPY	812,770,000	Bank of America N.A.	5/13/15	118,365
EUR	7,239,793	USD	8,259,663	Citibank, N.A.	5/13/15	(129,632)
GBP	500,000	USD	761,072	Citibank, N.A.	5/13/15	6,378
USD	15,255,993	EUR	13,350,654	Citibank, N.A.	5/13/15	263,683
USD	203,100	EUR	178,001	Citibank, N.A.	5/13/15	3,211
USD	226,784	EUR	199,001	Citibank, N.A.	5/13/15	3,313
USD	151,613	EUR	134,001	Citibank, N.A.	5/13/15	1,135
USD	258,071	EUR	229,626	Citibank, N.A.	5/13/15	210
USD	292,172	EUR	260,001	Citibank, N.A.	5/13/15	201
USD	1,770,496	EUR	1,646,163	Citibank, N.A.	5/13/15	(78,086)

42	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	28,168	EUR	26,574	Citibank, N.A.	5/13/15	$(1,674)
USD	1,010,262	EUR	951,461	Citibank, N.A.	5/13/15	(58,195)
USD	300,131	EUR	283,226	Citibank, N.A.	5/13/15	(17,922)
USD	369,950	EUR	337,029	Citibank, N.A.	5/13/15	(8,522)
USD	1,533	EUR	1,394	Citibank, N.A.	5/13/15	(32)
USD	483,247	EUR	445,001	Citibank, N.A.	5/13/15	(16,473)
USD	1,583,514	EUR	1,473,470	Citibank, N.A.	5/13/15	(71,140)
USD	242,612	EUR	228,672	Citibank, N.A.	5/13/15	(14,179)
USD	698,271	EUR	661,144	Citibank, N.A.	5/13/15	(44,170)
USD	284,207	EUR	268,056	Citibank, N.A.	5/13/15	(16,810)
USD	234,082	EUR	220,000	Citibank, N.A.	5/13/15	(12,970)
USD	533,960	EUR	493,406	Citibank, N.A.	5/13/15	(20,117)
USD	123,990	EUR	116,035	Citibank, N.A.	5/13/15	(6,314)
USD	663,884	EUR	591,854	Citibank, N.A.	5/13/15	(747)
USD	762,240	GBP	500,000	Citibank, N.A.	5/13/15	(5,210)
USD	2,104,823	JPY	246,690,475	Citibank, N.A.	5/13/15	38,661
USD	145,966	JPY	17,371,679	Citibank, N.A.	5/13/15	469
USD	268,722	MXN	4,001,599	Citibank, N.A.	5/13/15	8,047
USD	2,738,667	MXN	42,266,390	Citibank, N.A.	5/22/15	(12,942)
USD	2,200,000	BRL	6,481,200	Bank of America N.A.	5/26/15	64,754
USD	2,240,000	MXN	33,818,400	Citibank, N.A.	5/26/15	38,989
CNY	14,074,000	USD	2,253,066	Bank of America N.A.	7/16/15	4,270
COP	3,884,400,000	USD	1,532,308	Bank of America N.A.	7/16/15	87,304
JPY	96,096,831	USD	805,939	Bank of America N.A.	7/16/15	(429)
RUB	128,903,000	USD	2,488,475	Bank of America N.A.	7/16/15	(49,014)
RUB	55,713,000	USD	1,049,802	Bank of America N.A.	7/16/15	4,554
USD	786,601	BRL	2,533,405	Bank of America N.A.	7/16/15	(34,055)
USD	3,471,325	BRL	10,532,000	Bank of America N.A.	7/16/15	59,654
USD	3,908,758	CNY	24,530,000	Bank of America N.A.	7/16/15	(25,620)
USD	763,494	EUR	714,000	Bank of America N.A.	7/16/15	(38,984)
USD	5,227,051	GBP	3,536,044	Bank of America N.A.	7/16/15	(198,076)
USD	3,833,636	KRW	4,203,199,000	Bank of America N.A.	7/16/15	(79,445)
USD	2,980,373	MXN	45,738,295	Bank of America N.A.	7/16/15	14,286
USD	19,136	MYR	70,000	Bank of America N.A.	7/16/15	(396)
USD	622,959	PLN	2,346,094	Bank of America N.A.	7/16/15	(27,188)
USD	2,764,384	RUB	154,556,692	Bank of America N.A.	7/16/15	(160,568)
ZAR	31,436,768	USD	2,586,558	Bank of America N.A.	7/16/15	24,878
CNY	12,930,060	USD	2,061,126	Barclays Bank PLC	7/16/15	12,733
INR	1,189,170,000	USD	18,784,772	Barclays Bank PLC	7/16/15	(336,110)
USD	9,605,601	BRL	30,843,586	Barclays Bank PLC	7/16/15	(385,680)
USD	628,663	BRL	1,979,347	Barclays Bank PLC	7/16/15	(12,514)
USD	1,532,398	COP	3,884,400,000	Barclays Bank PLC	7/16/15	(87,213)

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,083,809	EUR	1,950,000	Barclays Bank PLC	7/16/15	$(107,835)
USD	4,349,162	JPY	518,120,000	Barclays Bank PLC	7/16/15	6,138
USD	121,707	KRW	133,610,000	Barclays Bank PLC	7/16/15	(2,681)
USD	7,671,035	MXN	117,583,924	Barclays Bank PLC	7/16/15	45,824
USD	3,895,098	PLN	14,705,399	Barclays Bank PLC	7/16/15	(180,045)
USD	3,102,931	ZAR	37,765,773	Barclays Bank PLC	7/16/15	(34,252)
BRL	16,237,723	USD	5,140,672	Citibank, N.A.	7/16/15	119,276
CNY	25,910,000	USD	4,128,755	Citibank, N.A.	7/16/15	26,963
CNY	16,000,000	USD	2,545,906	Citibank, N.A.	7/16/15	20,342
INR	342,042,720	USD	5,404,159	Citibank, N.A.	7/16/15	(97,743)
INR	188,680,000	USD	2,986,081	Citibank, N.A.	7/16/15	(58,919)
INR	144,030,000	USD	2,231,294	Citibank, N.A.	7/16/15	3,173
KRW	290,960,000	USD	265,039	Citibank, N.A.	7/16/15	5,838
MXN	76,629,828	USD	4,975,704	Citibank, N.A.	7/16/15	(6,330)
MYR	70,000	USD	19,125	Citibank, N.A.	7/16/15	408
USD	1,527,657	BRL	4,923,334	Citibank, N.A.	7/16/15	(67,177)
USD	2,549,598	CNY	16,000,000	Citibank, N.A.	7/16/15	(16,650)
USD	2,549,801	CNY	16,000,000	Citibank, N.A.	7/16/15	(16,447)
USD	2,213,600	MXN	33,831,000	Citibank, N.A.	7/16/15	19,690
USD	2,830,602	PLN	10,730,000	Citibank, N.A.	7/16/15	(142,883)
ZAR	6,328,202	USD	514,710	Citibank, N.A.	7/16/15	10,971
MXN	30,354,594	USD	1,982,470	JPMorgan Chase Bank N.A.	7/16/15	(14,003)
USD	342,785	BRL	1,076,893	Citibank, N.A.	7/27/15	(4,745)
Total						$(1,538,504)

Abbreviations used in this table:
BRL	— Brazilian Real
CNY	— Chinese Yuan Renminbi
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PLN	— Polish Zloty
RUB	— Russian Ruble
USD	— United States Dollar
ZAR	— South African Rand

44	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

At April 30, 2015, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount*,2		Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)
Barclays Capital Inc. (Markit CDX.NA.IG.24 Index)	1,200,000		6/20/20	1.000% quarterly	$21,240	$22,170	$(930)
Barclays Capital Inc. (Markit ITRX.EUR.XOVER Index)	8,500,000	EUR	12/20/19	5.000% quarterly	927,261	993,551	(66,290)
Citigroup Global Markets (Markit CDX.NA.HY.23 Index)	26,695,200		12/20/19	5.000% quarterly	2,174,257	1,397,578	776,679
Citigroup Global Markets (Markit CDX.NA.IG.23 Index)	42,970,000		12/20/19	1.000% quarterly	699,137	593,257	105,880
Credit Suisse First Boston Inc. (Markit CDX.NA.HY.24 Index)	2,600,000		6/20/20	5.000% quarterly	183,188	190,479	(7,291)
Total					$4,005,083	$3,197,035	$808,048

CENTRALLY CLEARED INTEREST RATE SWAPS
Swap Counterparty (Reference Entity)	Notional Amount*		Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc.	1,384,780,000	JPY	7/22/24	0.678% semi-annually	6-Month Japanese BBA LIBOR	—	$(184,415)
Deutsche Bank AG	6,439,000		2/15/41	2.392% semi-annually	3-month LIBOR	$28,550	145,623
Total						$28,550	$(38,792)

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Abbreviations used in this table:
EUR	— Euro
JPY	— Japanese Yen

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2015.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$222,605	$57,971	—	$280,576
Futures contracts[3]	5,115,331	769,664	—	5,884,995
Centrally cleared swap contracts[4]	145,623	—	$882,559	1,028,182
Forward foreign currency contracts	—	1,201,032	—	1,201,032
Total	$5,483,559	$2,028,667	$882,559	$8,394,785

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$1,610,276	$2,048,287	—	$3,658,563
Futures contracts[3]	3,191,085	527,090	—	3,718,175
Centrally cleared swap contracts[4]	184,415	—	$74,511	258,926
Forward foreign currency contracts	—	2,739,536	—	2,739,536
Total	$4,985,776	$5,314,913	$74,511	$10,375,200

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(2,315,251)	$(681,771)	$(76,696)	$(3,073,718)
Written options	8,637,579	2,312,320	2,480	10,952,379
Futures contracts	(14,180,824)	5,544,156	—	(8,636,668)
Swap contracts	(3,074,098)	—	(477,949)	(3,552,047)
Forward foreign currency contracts[2]	—	8,809,764	—	8,809,764
Total	$(10,932,594)	$15,984,469	$(552,165)	$4,499,710

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

46	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(90,579)	$(80,672)	$1,043	$(170,208)
Written options	(11,444)	(1,337,270)	139	(1,348,575)
Futures contracts	3,485,155	(1,651,730)	—	1,833,425
Swap contracts	1,170,356	—	564,427	1,734,783
Forward foreign currency contracts[2]	—	(3,476,121)	—	(3,476,121)
Total	$4,553,488	$(6,545,793)	$565,609	$(1,426,696)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended April 30, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$387,541
Written options	2,142,198
Futures contracts (to buy)	798,066,001
Futures contracts (to sell)	638,313,932
Forward foreign currency contracts (to buy)	72,055,307
Forward foreign currency contracts (to sell)	123,514,296

Average Notional Balance
Interest rate swap contracts	$28,160,201
Credit default swap contracts (to buy protection)†	142,857
Credit default swap contracts (to sell protection)	84,391,222

†	At April 30, 2015, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at April 30, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$280,576	—	$280,576
Futures contracts[3]	871,933	—	871,933
Centrally cleared swap contracts[3]	425,835	—	425,835
Forward foreign currency contracts	1,201,032	—	1,201,032
Total	$2,779,376	—	$2,779,376

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at April 30, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[4,5]	Net Amount
Written options	$3,658,563	$(3,658,563)	—
Forward foreign currency contracts	2,739,536	—	$2,739,536
Total	$6,398,099	$(3,658,563)	$2,739,536

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[4]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[5]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$75,023	$19,622
Class C	96,351	4,424
Class FI	71,532	42,167
Class I	—	56,094
Class IS	—	42
Total	$242,906	$122,349

For the six months ended April 30, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$82
Class C	—
Class FI	1,555
Class I	—
Class IS	1,531
Total	$3,168

48	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

6. Distributions to shareholders by class

	Six Months Ended April 30, 2015	Year Ended October 31, 2014
Net Investment Income:
Class A	$1,529,231	$108
Class C	367,557	186
Class FI	1,238,254	52,046
Class I	5,272,523	247,561
Class IS	1,092,458	103
Total	$9,500,023	$300,004

Net Realized Gains:
Class A	$1,096,703	$235
Class C	279,892	529
Class FI	904,203	95,229
Class I	3,391,352	477,199
Class IS	786,568	200
Total	$6,458,718	$573,392

7. Capital shares

At April 30, 2015, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,937,941	$32,403,082	7,063,494	$78,019,753
Shares issued on reinvestment	167,504	1,798,340	33	344
Shares repurchased	(2,171,562)	(23,421,612)	(2,208,975)	(24,320,089)
Net increase	933,883	$10,779,810	4,854,552	$53,700,008

Class C
Shares sold	1,118,150	$12,172,343	1,304,846	$14,419,413
Shares issued on reinvestment	46,887	500,385	70	715
Shares repurchased	(105,961)	(1,140,991)	(8,011)	(88,310)
Net increase	1,059,076	$11,531,737	1,296,905	$14,331,818

Class FI
Shares sold	1,825,246	$19,958,575	5,305,692	$57,822,645
Shares issued on reinvestment	200,005	2,142,274	14,351	147,275
Shares repurchased	(605,209)	(6,512,581)	(596,991)	(6,584,929)
Net increase	1,420,042	$15,588,268	4,723,052	$51,384,991

Western Asset Macro Opportunities Fund 2015 Semi-Annual Report	49

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	17,864,950	$194,744,128	16,703,095	$185,444,829
Shares issued on reinvestment	640,242	6,865,965	70,551	724,759
Shares repurchased	(4,158,177)	(44,795,808)	(3,072,224)	(33,747,689)
Net increase	14,347,015	$156,814,285	13,701,422	$152,421,899

Class IS
Shares sold	2,175,436	$23,510,214	4,352,831	$48,540,000
Shares issued on reinvestment	162,010	1,739,134	30	303
Shares repurchased	(1,943,957)	(21,180,115)	—	—
Net increase	393,489	$4,069,233	4,352,861	$48,540,303

50	Western Asset Macro Opportunities Fund 2015 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd. in Japan (“Western Japan,” and together with Western Singapore and WAML, the “Non-U.S. Advisers,” and together with Western Asset, the “Advisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 9, 2014 and October 21 and 28, 2014. At a meeting held on November 18, 2014, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Advisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Advisers because LMPFA pays the Advisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff;

Western Asset Macro Opportunities Fund	51

Board approval of management and subadvisory agreements (unaudited) (cont’d)

and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or an Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-year period ended August 31, 2014. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for the period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Advisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by one or more of the Advisers. The Directors observed that the management fee paid by the Fund to LMPFA was lower than the average of the fees paid by funds in its peer group and that total expenses for the Fund were higher than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Advisers, including, among others, the profitability of the relationship to LMPFA and the Advisers; the direct and indirect benefits that LMPFA and each Adviser receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations

52	Western Asset Macro Opportunities Fund

between LMPFA, the Advisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and the Advisers within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Advisers, but they would continue to closely monitor the performance of LMPFA and the Advisers; that the fees to be paid to the Advisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Macro Opportunities Fund	53

Western Asset

Macro Opportunities Fund

Directors

William E. B. Siart Chairman

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Macro Opportunities Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Macro Opportunities Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Macro Opportunities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX016460 6/15 SR15-2514

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Janet Trust
Janet Trust
Chief Executive Officer

Date:	June 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Janet Trust
Janet Trust
Chief Executive Officer

Date:	June 19, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 19, 2015